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                                                                   Exhibit 10.11

                              AMENDED AND RESTATED
                CONSTRUCTION LIEN INDEMNITY OBLIGATION AGREEMENT


                  THIS AMENDED AND RESTATED CONSTRUCTION LIEN INDEMNITY OBLIGATION AGREEMENT (the "Agreement") is entered into on this 30th day of October, 1998, by and between JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company (the "Company") and HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI").

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which case is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana, Case No. 95-14545.

                  B. HJC has submitted, and the United States Bankruptcy Court for the Eastern District of Louisiana has confirmed, the Plan (as defined herein).

                  C. As contemplated by the Plan, the Company has succeeded to all the rights and obligations of HJC under that certain Construction Lien Indemnity Obligation Agreement dated as of October 12, 1994, as amended by that certain First Amendment to the Construction Lien Indemnity Obligation Agreement dated as of November 8, 1994, by and among HJC, HOCI (formerly known as Embassy Suites, Inc.), Harrah's New Orleans Investment Company, a Nevada corporation, New Orleans/Louisiana Development Corporation, a Louisiana corporation, Grand Palais Casino, Inc., a Delaware corporation and Grand Palais Management Company, L.L.C., a Delaware limited liability company (the "Prior Construction Lien Indemnity Obligation Agreement").

                  D. The Plan requires the amendment and restatement of the Prior Construction Lien Indemnity Obligation Agreement in its entirety in accordance with the terms hereof.

                  E. The parties desire to amend and restate the Prior Construction Lien Indemnity Obligation Agreement on the terms and conditions set forth herein.

                  F. The Company and HOCI desire to set forth in this Agreement their understandings regarding certain obligations between the parties with respect to that certain Construction Lien Indemnity Agreement (the "Construction Lien Indemnity Agreement") indemnifying the Company's title insurers regarding mechanic's liens claiming priority to (i) the Term Loans (as defined herein),
(ii) the Revolving Loan (as defined herein), (iii) the Senior Subordinated Notes due 2009 with Contingent Payments issued by the Company pursuant to that certain Indenture entered into pursuant to the Plan, and (iv) the Senior Subordinated Contingent

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Notes due 2009 issued by the Company pursuant to that certain Indenture entered into pursuant to the Plan (the "Indenture").

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms shall have the meaning ascribed herein. Each of the following terms when used herein shall have the following defined meanings:

                  Affiliate. "Affiliate" shall mean as to any Person the affiliates of whom are relevant for purposes of any provisions of this Agreement, (i) any corporation, partnership, limited liability company, unincorporated association, joint venture, trust or individual controlled by, under common control with, or which controls, directly or indirectly, such Person, and (ii) a trust of which the Person, or a direct or indirect shareholder of such Person, is a trustee, or which has as its principal beneficiaries such Person, or any direct or indirect shareholder of such Person, or members of the immediate family of such direct or indirect shareholder or other Person. For purposes hereof, shares or other ownership interests held by a trust shall be deemed to be owned pro-rata by the beneficiaries of such trust.

                  Completion Guarantor Subordination Agreements. "Completion Guarantor Subordination Agreements" shall mean that certain Completion Guarantor Subordination Agreement entered into by and among HET, HOCI and Norwest Bank Minnesota, N.A. pursuant to the Indentures, that certain Completion Guarantor Subordination Agreement entered into by and among HET, HOCI and Bankers Trust Company pursuant to the Credit Agreement, and that certain Completion Guarantor Subordination Agreement entered into by and among HET, HOCI, and Norwest Bank Minnesota, N.A. pursuant to the indenture for the Convertible Junior Subordinated Debentures.

                  Credit Agreement. "Credit Agreement" shall mean that certain Credit Agreement to be entered into by and among the Company, JCC Holding Company, Bankers Trust Company, as lender and administrative agent, and certain other lenders pursuant to the Plan, and all other loan and security documents governing the terms of the Term Loans and the Revolving Loan.

                  Person. "Person" shall mean any individual, partnership, limited liability company, corporation, unincorporated association, joint venture, trust or other entity.

                  Plan. "Plan" shall mean that certain plan of reorganization of HJC confirmed by the United States Bankruptcy Court for the Eastern District of Louisiana for that certain case captioned IN RE HARRAH'S JAZZ COMPANY, Case No. 95-14545.

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                  Revolving Loan. "Revolving Loan" shall mean the revolving
credit facility to be obtained by the Company on the effective date of the Plan which shall not exceed Twenty Five Million Dollars ($25,000,000) in aggregate principal amount, including a subfacility of up to Ten Million Dollars ($10,000,000) to be available for letters of credit, and which shall have the terms and conditions set forth in the Credit Agreement.

                  Subordinated Loan Agreement. "Subordinated Loan Agreement" shall mean that certain Subordinated Loan Agreement to be entered into by the Company, HOCI and Harrah's Entertainment, Inc., providing for a loan to the Company in an amount not to exceed Twenty Two Million Five Hundred Thousand Dollars ($22,500,000).

                  Term Loans. "Term Loans" shall mean the A Term Loans and the B Term Loans as defined in, and to be obtained pursuant to, the Credit Agreement by the Company on the effective date of the Plan which shall not exceed Two Hundred Eleven Million Five Hundred Thousand Dollars ($211,500,000) in aggregate principal amount and shall have such other terms and conditions as shall be set forth in the Credit Agreement.

                  2. Construction Lien Indemnity Obligation

                           (a) The Company and HOCI have been required to
deliver the Construction Lien Indemnity Agreement. Any amounts funded by HOCI pursuant to the Construction Lien Indemnity Agreement shall thereupon be an obligation of the Company to HOCI payable upon demand by HOCI (each a "Construction Lien Indemnity Obligation" and collectively, the "Construction Lien Indemnity Obligations").

                           (b) All payments with respect to the Construction
Lien Indemnity Obligations (whether to be made to HOCI or any of its successors and assigns) shall be subject to the terms of (and subordinated in accordance with) the Completion Guarantor Subordination Agreements.

                  3. Interest Rate. Each Construction Lien Indemnity Obligation shall bear interest from the date incurred until repayment in full at a rate (the "Interest Rate") equal to the lower of (i) eight percent (8%) per annum and
(ii) the maximum rate permitted by applicable law.

                  4. Deferral. During any period in which (i) payment of the Construction Lien Indemnity Obligations is prohibited under the terms of the Credit Agreement or (ii) the Company has paid Fixed Interest in Secondary Securities (each term as defined in the Indenture) on the New Bonds pursuant to
Section 2.2(e) of the Indenture, the Company shall not be permitted to make any payment in respect of the Construction Lien Indemnity Obligations; provided however, that interest shall continue to accrue at the Interest Rate on the Construction Lien Indemnity Obligations during any period in which the Company is not permitted to make payments pursuant to this Section 4 and such interest shall be added to the principal amount of the Construction Lien Indemnity Obligations.

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                  5. Obligations Absolute. Subject to the terms and provisions of this Agreement and the Completion Guarantor Subordination Agreements, all obligations under this Agreement, unless otherwise specifically provided herein, are unconditional, irrevocable and continuing until paid and performed in full, and shall be paid and performed in strict accordance with the terms of this Agreement under all circumstances, including without limitation, the following:

                           (a) any lack of validity or enforceability of the
Construction Lien Indemnity Agreement;

                           (b) any forgery, fraud, misrepresentation or
insufficiency or breach of representation or warranty, in any respect, of any Person, other than forgery or fraud of HOCI in connection with this Agreement.

                  6.       Waivers; Modifications

                           (a) No failure or delay on the part of HOCI to insist
on strict performance in exercising any privilege, right or remedy shall operate as a waiver thereof or a waiver of any term, provision or condition hereof, nor shall any single or partial exercise of any privilege, right or remedy preclude any other or further exercise thereof or the exercise of any other privilege, right or remedy.

                           (b) A waiver in one or more instances of any of the
terms, covenants, conditions or provisions hereof shall apply to the particular instance or instances and at the particular time or times only, and no such waiver shall be deemed a continuing waiver, but all of the terms, covenants, conditions and other provisions of this agreement shall survive and continue to remain in full force and effect; and no waiver shall be effective unless in writing, dated and signed by HOCI.

                           (c) No change, amendment, modification, cancellation
or discharge hereof, or any part hereof, shall be valid unless in writing, dated and signed by the party against whom such change, amendment, modification, cancellation or discharge is sought to be charged.

                  7. No Right of Offset. Other than with respect to liquidated, final non-appealable judgments against HOCI, no offset or claim that the Company or any of its Affiliates now or may in the future have against HOCI, or any Affiliate of HOCI or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction, shall relieve the Company from paying any amounts owing hereunder.

                  8.       Miscellaneous

                           (a) Entire Agreement. This Agreement represents the
entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and all prior agreements, understandings, representations and warranties in regard to the subject matter hereof are and have been merged herein and are superseded hereby.

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                           (b) Governing Law. This Agreement and the rights of
the parties hereunder shall be governed by and interpreted in accordance with the internal laws of the State of New York without application of conflict of laws principles.

                           (c) Notices. The address of the Company and HOCI
shall for all purposes be as set forth below unless otherwise changed by the applicable party hereto by notice to the other as provided herein.

                  Company:          Jazz Casino Company, L.L.C.
                                    512 South Peters Street
                                    New Orleans, Louisiana 70130
                                    Phone:  (504) 533-6538
                                    Fax:  (504) 533-6100

                                    Attn:   President

                  HOCI:             Harrah's Operating Company, Inc.
                                    1023 Cherry Road
                                    Memphis, Tennessee 38117
                                    Phone:  (901) 762-8600
                                    Fax:  (901) 762-8914

                                    Attn:   General Counsel

                                    with a copy to Corporate Counsel at the
                                    same address

                  All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if mailed by certified United States mail, postage prepaid, with return receipt requested, by overnight courier service, or by facsimile transmission with reception confirmed. Notices hereunder in any manner shall be effective only if and when received by the addressee. Certified mail receipt or express courier receipt at the above addresses shall establish receipt for purposes of notices under this Agreement. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which, or a different person to whose attention, all such notices or demands are thereafter to be addressed.

                           (d) Successors and Assigns. No party shall assign its
rights and obligations under this Agreement without the prior written consent of the parties hereto, except that HOCI may assign all or any portion of its right to receive funds pursuant to this Agreement if the assignee agrees in writing to be bound by the terms of the Completion Guarantor Subordination Agreements. Subject to the foregoing, this Agreement (which shall at all times be subject to the terms of the Completion Guarantor Subordination Agreements) shall be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs, legal representatives, executors and administrators.

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                           (e) Grammatical Changes. Whenever from the context it
appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter gender as the circumstances require.

                           (f) Captions. Captions contained in this Agreement
are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

                           (g) Severability. If any provision of this Agreement,
or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby; provided that the parties shall attempt to reformulate such invalid provision to give effect to such portions thereof as may be valid without defeating the intent of such provision and the economic burdens and benefits of this Agreement are not impaired.

                           (h) Counterparts. This Agreement, or any amendment
hereto, may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument, notwithstanding that all of the parties hereto are not signatories to the original or the same counterpart. In addition, this Agreement, or any amendment hereto, may contain more than one counterpart of the signature pages, and this Agreement, or any amendment hereto, may be executed by the affixing of the signatures of each of the parties hereto to one of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                           (i) No Third Party Rights. This Agreement is for the
sole and exclusive benefit of the parties hereto designated herein and no other Person shall under any circumstances be deemed to be a beneficiary of any of the rights, remedies, terms and provisions of this Agreement.

                           (j) Voluntary Agreement. Each party hereto has
entered into this Agreement freely and voluntarily, without coercion, duress, distress, or undue influence by any other Persons or their respective shareholders, directors, officers, partners, agents or employees.

                           (k) Advice From Counsel. Each party hereto
understands that this Agreement may affect legal rights. Each party hereto represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation and execution of this Agreement and is satisfied with its legal counsel and the advice received from it.

                           (l) Judicial Interpretation. Should any provision of
this Agreement require judicial interpretation or construction, there shall be no presumption that the terms hereof shall be more strictly construed or interpreted against any party hereto by reason of the rule of

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construction that a document is to be construed more strictly against the party hereto who prepared the same.

                           (m) Attorneys' Fees. If any party hereto brings any
judicial action or proceeding to enforce its rights under this Agreement, the prevailing party shall be entitled, in addition to any other remedy, to recover from the others, regardless of whether such action or proceeding is prosecuted to judgment, all costs and expenses, including without limitation reasonable attorneys' fees, incurred therein by the prevailing party.

                           (n) Waiver. Each of the parties hereto acknowledges
and agrees that any shareholder of the Company or any Affiliate of such shareholder may take any separate action or actions as it shall determine in its sole discretion to be in its own best interest with respect to the Company under this Agreement notwithstanding the fact such party may have other roles with respect to the Company under other agreements. Such shareholder or Affiliate of such shareholder shall not be deemed to have acted in bad faith or breached any fiduciary or other duty to the Company for so acting in its best interest under this Agreement. Each party hereto hereby expressly waives (i) any claim of bad faith or breach of fiduciary duty for any such action or actions which any party hereto or its Affiliates may take in its own best interest under this Agreement, and (ii) any defenses to enforcement of this Agreement or any exercise of any rights or remedies under this Agreement based on any such claims of bad faith or breach of fiduciary or other duty to the Company under any other agreement.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective as of the day and year first above written.

                                  JAZZ CASINO COMPANY, L.L.C.,
                                  a Louisiana limited liability company,

                                  By  /s/ Frederick W. Burford
                                    -------------------------------------------

                                  Name: Frederick W. Burford
                                       ----------------------------------------

                                  Title: President
                                        ---------------------------------------

                                  HARRAH'S OPERATING COMPANY, INC.,
                                  a Delaware corporation

                                  By /s/ George W. Loveland II
                                    -------------------------------------------

                                  Name: George W. Loveland II
                                       ----------------------------------------

                                  Title: V.P.
                                        ---------------------------------------






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                           AMENDED AND RESTATED CLIOA]